EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of LGI Homes, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Charles Merdian, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2015	/s/ Charles Merdian
Charles Merdian
Chief Financial Officer, Secretary and Treasurer
LGI Homes, Inc.